UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported) March 15, 2006
                                                               --------------


                            PUBLIX SUPER MARKETS, INC.
               -----------------------------------------------------
               (Exact name of Registrant as specified in its charter)




          Florida                          0-00981            59-0324412
-------------------------------          ------------      -------------------
(State or other jurisdiction of          (Commission       (I.R.S. Employer
incorporation)                            File Number)      Identification No.)


    3300 Publix Corporate Parkway
    Lakeland, Florida                                    33811
    ---------------------------------------            ---------
    (Address of principal executive offices)           (Zip Code)




                                (863) 688-1188
               ---------------------------------------------------
               (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                                Page 1 of 2 pages


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Item 1.01.  Entry into a Material Definitive Agreement
------------------------------------------------------

     On March 15, 2006, the Board of Directors of Publix Super Markets, Inc. (the "Company") ratified payment of an annual incentive bonus for officers and designated staff associates for the 2005 fiscal year and continuation of the Incentive Bonus Plan for 2006. A description of the Company's Incentive Bonus Plan is incorporated by reference to the exhibits to the Annual Report of the Company on Form 10-K for the year ended December 25, 2004.

Item 8.01.  Other Events
------------------------

     On March 16, 2006, Publix Super Markets, Inc. announced that its Board of Directors declared an annual cash dividend on its common stock of $1.00 per share. The dividend will be paid on June 1, 2006 to stockholders of record as of the close of business April 21, 2006. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits
---------------------------------------------

      (c).  Exhibits

      99.1. Press Release dated March 16, 2006




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                             PUBLIX SUPER MARKETS, INC.



Dated: March 21, 2006        By: /s/ David P. Phillips
                                 ------------------------------------------
                                 David P. Phillips, Chief Financial Officer
                                 and Treasurer (Principal Financial
                                 and Accounting Officer)







                                Page 2 of 2 pages

Exhibit Index


Exhibit 99.1.  Press Release dated March 16, 2006